VAN KAMPEN
PENNSYLVANIA TAX FREE
INCOME FUND
ANNUAL REPORT


SEPTEMBER 30, 2001

                          [PHOTO OF BOY TOSSING BALL]

                                         Privacy Notice information on the back.


                                                            VAN KAMPEN
                                                            INVESTMENTS

                                                   GENERATIONS OF EXPERIENCE(SM)

                           TABLE OF CONTENTS

                                    OVERVIEW

                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY

                           RETURN HIGHLIGHTS     4
         PERFORMANCE OF A $10,000 INVESTMENT     6

                       PORTFOLIO AT A GLANCE

                              CREDIT QUALITY     7
               TWELVE-MONTH DIVIDEND HISTORY     7
                           TOP FIVE HOLDINGS     8
                            TOP FIVE SECTORS     8
            Q&A WITH YOUR PORTFOLIO MANAGERS     9
                           GLOSSARY OF TERMS    12

                              BY THE NUMBERS

                     YOUR FUND'S INVESTMENTS    13
                        FINANCIAL STATEMENTS    20
               NOTES TO FINANCIAL STATEMENTS    26
              REPORT OF INDEPENDENT AUDITORS    32

   BOARD OF TRUSTEES AND IMPORTANT ADDRESSES    33

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

[SIDENOTE]

WITH FOUR GENERATIONS OF INVESTMENT MANAGEMENT EXPERIENCE, WE UNDERSTAND MARKET DECLINES--AND THAT OPPORTUNITIES MAY ARISE AT ANY TIME.

OVERVIEW

LETTER TO SHAREHOLDERS
OCTOBER 19, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your fund's performance--into perspective, we've prepared this informative report. It examines how your fund's portfolio managers invested the fund's assets and how those investments performed. Inside you'll find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH

THE TRAGIC EVENTS OF SEPTEMBER 11, 2001, HAD A CHILLING EFFECT ON AN ALREADY COOLING U.S. ECONOMY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL TO -0.4 PERCENT ON AN ANNUALIZED BASIS FOR THE THIRD QUARTER OF 2001.

BUSINESS ACTIVITY DROPPED AS AMERICANS, SHAKEN BY THE TERRORIST ATTACKS, HALTED THEIR DAILY ROUTINES IMMEDIATELY FOLLOWING THE DISASTER. PRIOR TO SEPTEMBER 11, MANY ECONOMIC ANALYSTS HAD PREDICTED THE U.S. ECONOMY WOULD AVOID A RECESSION. BUT, BY THE END OF THE MONTH, ANALYSTS WERE TRYING TO ESTIMATE THE DEPTH AND DURATION OF WHAT MANY PREDICTED WAS AN UNAVOIDABLE RECESSION.

AS THE ANALYSTS'--AND THE COUNTRY'S--COLLECTIVE MOOD DARKENED, POLITICAL SQUABBLES FELL TO THE WAYSIDE. FOCUSED ON BOTH HUMANITARIAN AND ECONOMIC RELIEF EFFORTS, CONGRESS APPROVED A $40 BILLION EMERGENCY PACKAGE THAT EARMARKED $15 BILLION IN AID AND LOANS FOR THE AIRLINE INDUSTRY. FOLLOWING THIS INFLUX OF MONEY, AND WITH ADDITIONAL ECONOMIC STIMULUS PACKAGES HEADED TOWARD APPROVAL, MOST ANALYSTS AGREED THE EVENTS OF SEPTEMBER 11 WOULD HAVE A SIGNIFICANT IMPACT ON THE U.S. ECONOMY. HOWEVER, THE ANALYSTS POINTED OUT, THE ENACTMENT OF AN EMERGENCY FISCAL POLICY MIGHT HELP LESSEN THE ECONOMIC REPERCUSSIONS.

CONSUMER SPENDING AND EMPLOYMENT

CONSUMER CONFIDENCE, WHICH HAD WAVERED IN RECENT MONTHS, PLUMMETED AFTER THE TERRORIST ATTACKS. CONSUMERS WERE FURTHER SHAKEN BY ONGOING REPORTS OF MASS LAYOFFS AND LARGE-SCALE JOB-CUTS IN THE AIRLINE INDUSTRY. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, DROPPED DRAMATICALLY AS THE COUNTRY WATCHED THE EVENTS IN WASHINGTON D.C., NEW YORK AND PENNSYLVANIA.

UNEMPLOYMENT LEVELS WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD. BY THE END OF SEPTEMBER 2001, THE UNEMPLOYMENT RATE WAS 4.9 PERCENT.

INTEREST RATES AND INFLATION

CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON SEPTEMBER 17--THE EIGHTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND SEPTEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.0 PERCENT. (NOTE: ON OCTOBER 2, 2001, IN AN ATTEMPT TO BOLSTER THE WEAKENING ECONOMY, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE NINTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.6 PERCENT IN THE 12 MONTHS ENDED SEPTEMBER 30.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(SEPTEMBER 30, 1999--SEPTEMBER 30, 2001)

[CHART]

Sep-99          5.7%
Dec-99          8.3%
Mar-00          4.8%
Jun-00          5.7%
Sep-00          1.3%
Dec-00          1.9%
Mar-01          1.3%
Jun-01          0.3%
Sep-01         -0.4%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(SEPTEMBER 30, 1999--SEPTEMBER 30, 2001)

[CHART]

             INTEREST RATES     INFLATION
Sep-99            5.250            2.60
Oct-99            5.250            2.60
Nov-99            5.500            2.60
Dec-99            5.500            2.70
Jan-00            5.500            2.70
Feb-00            5.750            3.20
Mar-00            6.000            3.80
Apr-00            6.000            3.10
May-00            6.500            3.20
Jun-00            6.500            3.70
Jul-00            6.500            3.70
Aug-00            6.500            3.40
Sep-00            6.500            3.50
Oct-00            6.500            3.40
Nov-00            6.500            3.40
Dec-00            6.500            3.40
Jan-01            5.500            3.70
Feb-01            5.500            3.50
Mar-01            5.000            2.90
Apr-01            4.500            3.30
May-01            4.000            3.60
Jun-01            3.750            3.20
Jul-01            3.750            2.70
Aug-01            3.500            2.70
Sep-01            3.000            2.60

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF SEPTEMBER 30, 2001)

                                                    A SHARES     B SHARES    C SHARES
--------------------------------------------------------------------------------------
One-year total return based on NAV(1)                 9.12%        8.23%       8.29%

One-year total return(2)                              3.94%        4.23%       7.29%

Five-year average annual total return(2)              4.26%        4.20%       4.48%

Ten-year average annual total return(2)               5.82%         N/A         N/A

Life-of-Fund average annual total return(2)           7.25%        4.86%(3)    4.23%

Commencement date                                   05/01/87     05/03/93    08/13/93

Distribution rate(4)                                  4.75%        4.25%       4.24%

Taxable-equivalent distribution rate(5)               8.02%        7.18%       7.16%

SEC Yield(6)                                          4.72%        4.21%       4.21%

N/A = NOT APPLICABLE

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO .25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO .25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(3) REFLECTS THE CONVERSION OF CLASS B SHARES INTO CLASS A SHARES SEVEN YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED. SEE FOOTNOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

(4) DISTRIBUTION RATE REPRESENTS THE MONTHLY ANNUALIZED DISTRIBUTIONS OF THE FUND AT THE END OF THE PERIOD AND NOT THE EARNINGS OF THE FUND.

(5) TAXABLE-EQUIVALENT CALCULATIONS REFLECT A COMBINED FEDERAL AND STATE INCOME TAX RATE OF 40.8%, WHICH TAKES INTO CONSIDERATION THE DEDUCTIBILITY OF INDIVIDUAL STATE TAXES PAID.

(6) SEC YIELD IS A STANDARDIZED CALCULATION PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION FOR DETERMINING THE AMOUNT OF NET INCOME A PORTFOLIO SHOULD THEORETICALLY GENERATE FOR THE 30-DAY PERIOD ENDED SEPTEMBER 30, 2001.

     A PORTION OF THE INTEREST INCOME MAY BE TAXABLE FOR THOSE INVESTORS SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON THE INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT www.vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PERFORMANCE OF A $10,000 INVESTMENT
(SEPTEMBER 30, 1991--SEPTEMBER 30, 2001)

[CHART]

                                                    LEHMAN BROTHERS MUNICIPAL BOND INDEX
                  PENNSYLVANIA TAX FREE           IS AN UNMANAGED, BROAD-BASED STATISTICAL
                       INCOME FUND*                     COMPOSITE OF MUNICIPAL BONDS.+
   9/91                    $9,524                                  $10,000
  12/91                    $9,796                                  $10,336
   3/92                    $9,952                                  $10,367
   6/92                   $10,314                                  $10,760
   9/92                   $10,561                                  $11,046
  12/92                   $10,785                                  $11,247
   3/93                   $11,200                                  $11,664
   6/93                   $11,675                                  $12,046
   9/93                   $12,084                                  $12,453
  12/93                   $12,214                                  $12,628
   3/94                   $11,465                                  $11,934
   6/94                   $11,598                                  $12,067
   9/94                   $11,685                                  $12,149
  12/94                   $11,516                                  $11,975
   3/95                   $12,312                                  $12,821
   6/95                   $12,441                                  $13,131
   9/95                   $12,749                                  $13,509
  12/95                   $13,430                                  $14,066
   3/96                   $13,199                                  $13,896
   6/96                   $13,268                                  $14,003
   9/96                   $13,614                                  $14,325
  12/96                   $13,948                                  $14,690
   3/97                   $13,895                                  $14,656
   6/97                   $14,314                                  $15,161
   9/97                   $14,747                                  $15,618
  12/97                   $15,147                                  $16,042
   3/98                   $15,317                                  $16,226
   6/98                   $15,533                                  $16,473
   9/98                   $15,917                                  $16,979
  12/98                   $15,945                                  $17,081
   3/99                   $16,071                                  $17,233
   6/99                   $15,794                                  $16,928
   9/99                   $15,495                                  $16,860
  12/99                   $15,225                                  $16,728
   3/00                   $15,639                                  $17,219
   6/00                   $15,793                                  $17,479
   9/00                   $16,133                                  $17,902
  12/00                   $16,742                                  $18,685
   3/01                   $17,003                                  $19,100
   6/01                   $17,122                                  $19,226
   9/01                   $17,605                                  $19,765

THIS CHART COMPARES YOUR FUND'S PERFORMANCE TO THAT OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX OVER TIME.


THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) AND COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:

 * WIESENBERGER(R)
 + LEHMAN BROTHERS

                             PORTFOLIO AT A GLANCE

CREDIT QUALITY
(AS A PERCENTAGE OF LONG-TERM INVESTMENTS)

[CHART]

AS OF SEPTEMBER 30, 2001

AAA/Aaa                   60.4%
AA/Aa                      9.7%
A/A                        6.2%
BBB/Baa                    6.9%
BB/Ba                      2.5%
Non-Rated                 14.3%

[CHART]

AS OF SEPTEMBER 30, 2000

AAA/Aaa                     53.8%
AA/Aa                        8.5%
A/A                          7.5%
BBB/Baa                      9.7%
BB/Ba                        3.3%
Non-Rated                   17.2%

BASED UPON THE CREDIT QUALITY RATINGS AS ISSUED BY STANDARD & POOR'S CREDIT MARKET SERVICES/MOODY'S INVESTOR SERVICES, RESPECTIVELY. SUBJECT TO CHANGE DAILY.

TWELVE-MONTH DIVIDEND HISTORY
(FOR THE PERIOD ENDED SEPTEMBER 30, 2001)

[CHART]

10/00      $.0650
11/00      $.0650
12/00      $.0650
 1/01      $.0650
 2/01      $.0650
 3/01      $.0650
 4/01      $.0650
 5/01      $.0650
 6/01      $.0690
 7/01      $.0690
 8/01      $.0690
 9/01      $.0720

THE DIVIDEND HISTORY REPRESENTS DIVIDENDS THAT WERE PAID ON THE FUND'S CLASS A SHARES AND IS NO GUARANTEE OF THE FUND'S FUTURE DIVIDENDS.

TOP FIVE HOLDINGS
(AS A PERCENTAGE OF LONG-TERM INVESTMENTS--SEPTEMBER 30, 2001)

Philadelphia, PA Authority Industrial Development Lease
Revenue Series A                                                                5.1%

Berks County, PA                                                                3.0%

Philadelphia, PA                                                                2.8%

Pennsylvania State Higher Education Assistance Agency
Student Loan Revenue                                                            2.5%

Pennsylvania State Higher Education Facility Authority Revenue
Drexel University                                                               2.5%

SUBJECT TO CHANGE DAILY.

TOP FIVE SECTORS
(AS A PERCENTAGE OF LONG-TERM INVESTMENTS)

[CHART]

                       SEPTEMBER 30, 2001     SEPTEMBER 30, 2000
Public Education              12.5%                   5.2%
Higher Education              11.0%                   8.6%
Public Building               10.5%                  13.8%
Health Care                   10.2%                  12.6%
Other Care                     9.9%                  11.0%

SUBJECT TO CHANGE DAILY. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY SECURITIES IN THE SECTORS SHOWN ABOVE. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED. SECURITIES ARE CLASSIFIED BY SECTORS THAT REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST 12 MONTHS. THE MANAGEMENT TEAM INCLUDES DENNIS S. PIETRZAK AND TIMOTHY D. HANEY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2001.

[PHOTO OF DENNIS S. PIETRZAK]
[PHOTO OF TIMOTHY D. HANEY]

THE INVESTMENT TEAMS THAT MANAGE THE VAN KAMPEN FUNDS EXTEND THEIR CONDOLENCES TO THOSE TOUCHED BY THE TRAGIC EVENTS OF SEPTEMBER 11, 2001. PLEASE KNOW THAT OUR THOUGHTS ARE WITH ALL THOSE WHO HAVE BEEN AFFECTED.

Q HOW WOULD YOU CHARACTERIZE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A The market environment of the past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling by half in the third quarter, and then half again to an anemic 1 percent in the fourth quarter of 2000.

     The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment. These circumstances proved harmful for credits that are closely tied to the economic cycle. Industrial bonds were especially hard hit, including steel bonds. While the fund held some bonds backed by Bethlehem Steel, we were able to sell some of its holdings at what we believe to be a reasonable price.

     The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of eight cuts over the period ending September 30, 2001 for a total of 350 basis points or three and one-half percentage points.

     These interest rate cuts brought rates down across the yield curve, but were especially effective at the short end of the curve. This had the result of steepening the curve significantly as short- and intermediate-term paper rallied strongly.

     Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds. This preference for stability produced large cash inflows for all types of bond funds. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by

April spreads in lower-grade credits also #started to compress as more money flowed into the bond markets.

     The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended September 30, 2001, overall issuance was up 34 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent over the same period.

     While they occurred at the end of the period, the tragic events of September 11 had a large economic impact. Economic activity came to a standstill nationwide and across industries and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future.

     In this environment, the fund generated a total return of 9.12 percent for the 12-month period ended September 30, 2001. The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0720 per Class A share translates to a distribution rate of 4.75 percent based on the fund's maximum offering price as of September 30, 2001.
PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 4.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     BY COMPARISON, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX POSTED A TOTAL RETURN OF 10.40 PERCENT FOR THE SAME PERIOD. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED, BROAD-BASED STATISTICAL COMPOSITE OF MUNICIPAL BONDS. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. For additional performance results, please refer to the chart and footnotes on page 4.

Q HOW DID THESE FACTORS EFFECT THE WAY YOU MANAGED THE PORTFOLIO?

A Issuance in the Pennsylvania bond market tends to be either very highly-rated (often insured) on one end of the spectrum and lower-rated with higher yields at the other end. Over the course of the year, the bulk of issuance was in the higher quality category, and we took advantage of this trend by purchasing several issues that matched our investment objectives.

     This also allowed us to adhere to our long-term discipline of keeping the fund fairly closely matched to its bench mark in terms of coupons and structure. At the same time, we have kept some of the portfolio invested in strong higher-yielding credits which we expect to benefit from continued strong demand for Pennsylvania bonds.

     At the sector level, the fund has been generally consistent. Our emphasis over the past year has been on sectors that are backed by essential services, such as public and higher education and utilities. Our additions to these areas have been balanced by reductions in industrial revenue, health care and public building bonds.

Q WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

A Our outlook for the near future is cautiously optimistic. Issuance is likely to remain strong as issuers move to take advantage of the low interest-rate environment we expect to persist for the near future. We anticipate that the Fed will continue to lower interest rates, which we believe will have a positive impact on the bond market in general and on the short end of the yield curve in particular. (NOTE: ON OCTOBER 2, 2001, THE FED REDUCED THE FEDERAL FUNDS RATE BY A HALF A PERCENTAGE POINT.)

     Equity markets may not be likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of September's events. The ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look at bonds favorably as long as the equity markets continue to be challenging.

     In the Pennsylvania market, we expect that supply will continue to be tilted toward AAA rated, insured issues. This dynamic, combined with the strong ongoing demand for bonds that we anticipate, leads us to believe that spreads for all credits may continue to tighten.

     ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS


A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2001

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.


PAR
AMOUNT                                                                         MARKET
(000)       DESCRIPTION                             COUPON       MATURITY       VALUE
            MUNICIPAL BONDS  97.7%
            PENNSYLVANIA 97.3%
$  1,260    Allegheny Cnty, PA Arpt Auth
            Pittsburgh Intl Arpt Rfdg (FGIC Insd)     5.625%      01/01/10    $  1,373,564
   1,625    Allegheny Cnty, PA C-34 Conv Cap
            Apprec                                    8.625       02/15/04       1,837,940
   1,000    Allegheny Cnty, PA Higher Edl Bldg
            Auth Univ Rev Duquesne Univ Proj
            (AMBAC Insd)                              6.500       03/01/11       1,184,730
   1,750    Allegheny Cnty, PA Higher Edl Bldg
            Auth Univ Rev Duquesne Univ Proj
            Rfdg (AMBAC Insd)                         5.500       03/01/20       1,893,045
   1,000    Allegheny Cnty, PA Hosp Dev Auth
            Hlthcare Fac Villa Saint Joseph           5.875       08/15/18         865,500
   2,140    Allegheny Cnty, PA Hosp Dev Auth
            Rev Hlth Fac Allegheny Vly Sch
            (Prerefunded @ 02/01/05)                  7.750       02/01/15       2,477,564
   1,000    Allegheny Cnty, PA Hosp Dev Auth
            Rev Hosp Saint Francis Med Cent Proj      5.500       05/15/06         860,850
   1,000    Allegheny Cnty, PA Hosp Dev Auth
            Rev Hosp Saint Francis Med Cent Proj      5.500       05/15/07         831,950
   1,000    Allegheny Cnty, PA Hosp Dev Auth
            Rev Hosp Saint Francis Med Cent Proj      5.600       05/15/08         806,540
   2,000    Allegheny Cnty, PA Hosp Dev Auth
            Rev Ser A (MBIA Insd)                     6.500       11/15/30       2,237,620
   1,000    Allegheny Cnty, PA Indl Dev Auth
            Lease Rev                                 6.625       09/01/24         921,170
     845    Allegheny Cnty, PA Indl Dev Auth
            Med Cent Rev Presbyterian Med
            Cent Rfdg (FHA Gtd)                       6.750       02/01/26         912,085
   3,730    Allegheny Cnty, PA Port Auth Sub
            Lien Transn (MBIA Insd)                   5.500       06/01/09       4,102,888
   2,000    Allegheny Cnty, PA Port Auth Transn
            (FGIC Insd)                               5.500       03/01/15       2,158,840
   1,000    Allegheny Cnty, PA Port Auth Transn
            (FGIC Insd)                               5.500       03/01/16       1,069,980
   1,000    Allegheny Cnty, PA Port Auth Transn
            (FGIC Insd)                               5.500       03/01/17       1,061,490


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2001


PAR
AMOUNT                                                                          MARKET
(000)       DESCRIPTION                             COUPON       MATURITY       VALUE
            PENNSYLVANIA (CONTINUED)
$  1,945    Allegheny Cnty, PA Res Mtg Single
            Family Ser Z (GNMA Collateralized)        6.875%      05/01/26    $  2,047,735
   2,000    Allegheny Cnty, PA San Auth Swr
            (MBIA Insd)                               5.750       12/01/15       2,203,340
   2,000    Allegheny Cnty, PA San Auth Swr Rev
            (MBIA Insd)                               5.750       12/01/16       2,187,540
   6,000    Berks Cnty, PA (Inverse Fltg)
            (Prerefunded @ 12/10/02) (FGIC
            Insd) (a)                                 9.820       11/10/20       6,780,000
   2,000    Berks Cnty, PA Muni Auth Rev
            Highlands at Wyomissing Proj Ser B        6.875       10/01/17       2,029,940
     840    Berks Cnty, PA Muni Auth Rev Phoebe
            Berks Vlg Inc Proj Rfdg (Prerefunded
            @ 05/15/06)                               7.500       05/15/13       1,018,290
   1,000    Berks Cnty, PA Muni Auth Rev Phoebe
            Berks Vlg Inc Proj Rfdg (Prerefunded
            @ 05/15/06)                               7.700       05/15/22       1,193,330
   2,000    Berwick, PA Area Sch Dist Ser A
            (FGIC Insd)                               5.000       10/01/25       1,965,680
   1,100    Bucks Cnty, PA Indl Dev Auth Rev First
            Mtg Hlthcare Fac Chandler                 6.100       05/01/14         993,234
   1,500    Canon McMillan Sch Dist PA Ser B
            (FGIC Insd)                               5.500       12/01/29       1,550,625
   1,000    Chester Cnty, PA Hlth & Edl Fac Auth
             Hlth Sys Rev (AMBAC Insd)                5.650       05/15/20       1,036,110
   1,880    Chester Cnty, PA Hlth & Edl The Chester
            Cnty Hosp (MBIA Insd)                     5.625       07/01/08       2,030,438
   1,250    Crawford Cnty, PA Hosp Auth Sr Living
            Fac Rev                                   6.125       08/15/19       1,175,625
   1,250    Cumberland Cnty, PA Mun Auth
            Dickinson College Ser A
            (AMBAC Insd)                              5.500       11/01/30       1,291,925
   2,000    Dauphin Cnty, PA Gen Auth Rev Hotel &
            Conf Ctr Hyatt Regency                    6.200       01/01/29       1,773,140
   1,500    Dauphin Cnty, PA Gen Auth Rev
            Office & Pkg Riverfront Office            6.000       01/01/25       1,367,100
   1,240    Delaware Cnty, PA Auth College Cabrini
            College (Asset Gty Insd)                  5.750       07/01/23       1,288,992
   1,500    Delaware Cnty, PA Auth College Ref
            Neumann College                           6.000       10/01/31       1,515,045
   1,500    Delaware Cnty, PA Auth Rev Dunwoody
            Vlg Proj                                  6.250       04/01/30       1,559,610


                                              SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2001


PAR
AMOUNT                                                                          MARKET
(000)       DESCRIPTION                             COUPON       MATURITY       VALUE
            PENNSYLVANIA (CONTINUED)
$    500    Delaware Cnty, PA Auth Rev First Mtg
            Riddle Vlg Proj Rfdg                      6.200%      06/01/05    $    508,525
   3,000    Delaware Cnty, PA Auth Rev First Mtg
            Riddle Vlg Proj Rfdg                      7.000       06/01/26       2,999,580
   2,110    Delaware Cnty, PA Auth Univ Rev
            Villanova Univ Ser A (MBIA Insd)          5.500       12/01/11       2,350,814
   1,280    Delaware Cnty, PA Regl Wtr
            (FGIC Insd)                               5.250       05/01/13       1,371,610
   2,670    Downington, PA Area Sch Dist
            (FSA Insd)                                5.250       04/01/15       2,801,391
   2,000    Erie Cnty, PA Hosp Auth Rev Saint
            Vincent Hlth Cent Proj Ser A
            (MBIA Insd)                               6.375       07/01/22       2,083,760
     790    Grove City, PA Area Hosp Auth Hlth
            Fac Rev Grove Manor Proj                  6.625       08/15/29         761,291
   1,000    Harrisburg, PA Auth Office & Pkg Rev
            Ser A                                     6.000       05/01/19         951,490
   1,500    Harrisburg, PA Auth Rev Pooled Univ
            Pgm Ser II (Prerefunded @ 09/15/07)
            (MBIA Insd)                               5.625       09/15/17       1,669,785
   1,750    Harrisburg, PA Pkg Auth Rev Gtd Ref
            Ser J (MBIA Insd)                         5.000       09/01/19       1,748,897
   1,865    Harveys Lake Gen Muni Auth PA
            College Rev College Misericordia Proj
            (ACA Insd)                                5.750       05/01/14       1,962,763
     650    Hazleton, PA Hlth Svcs Auth
            Hosp Rev                                  5.500       07/01/07         659,412
     650    Hazleton, PA Hlth Svcs Auth Saint
            Joseph Med Cent Rfdg                      5.850       07/01/06         670,254
   1,000    Lancaster Cnty, PA Hosp Auth Rev Hlth
            Cent Saint Annes Home                     6.600       04/01/24         980,490
   1,760    Lehigh Cnty, PA Gen Purp Auth Rev
            Kidspeace Oblig Group Rfdg                6.000       11/01/23       1,545,562
   2,000    Lehigh Cnty, PA Genl Purp Auth
            Cedar Crest College Rfdg                  6.700       04/01/26       2,088,380
   1,000    Lehigh Cnty, PA Genl Purp Auth Rev
            First Mtg Bible Fellowship Proj           6.000       12/15/23         853,150
   1,085    Lehigh Cnty, PA Indl Dev Auth Hlth
            Fac Rev Lifepath Inc Proj                 6.300       06/01/28         912,800
   1,000    Lehigh Cnty, PA Indl Dev Auth Pollutn
            Ctl Rev PA Pwr & Lt Co Proj Ser A Rfdg
            (MBIA Insd)                               6.400       11/01/21       1,053,610


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS

SEPTEMBER 30, 2001



PAR
AMOUNT                                                                          MARKET
(000)       DESCRIPTION                             COUPON       MATURITY       VALUE
            PENNSYLVANIA (CONTINUED)
$  2,000    Lycoming Cnty, PA Auth Hosp Lease
            Rev Divine Providence Sisters Ser A
            (Prerefunded @ 07/01/03)                  6.500%      07/01/22    $  2,052,580
   2,000    McGuffey Sch Dist PA Ser B
            (AMBAC Insd)                              4.750       08/01/28       1,872,340
   1,250    McKeesport, PA Area Sch Dist Cap
            Apprec Ser A (AMBAC Insd)                 *           10/01/13         713,862
   2,000    McKeesport, PA Area Sch Dist Cap
            Apprec Ser A (AMBAC Insd)                 *           10/01/15       1,006,840
   3,630    McKeesport, PA Area Sch Dist Cap
            Apprec Ser C (AMBAC Insd)                 *           10/01/22       1,177,862
     750    McKeesport, PA Indl Dev Auth Rev
            The Kroger Corp Allegheny
            Cnty Rfdg                                 8.650       06/01/11         766,912
   1,095    Mercer Cnty, PA (FGIC Insd)               5.500       10/01/17       1,161,160
   1,500    Mifflin Cnty, PA Hosp Auth (Asset
            Gty Insd)                                 6.200       07/01/25       1,582,410
   1,000    Montgomery Cnty, PA Higher Ed &
            Hlth Auth                                 6.625       07/01/19         901,180
   2,000    Montgomery Cnty, PA Indl Dev Auth
            Retirement Cmnty Rev                      6.300       01/01/13       1,921,940
   1,500    Montgomery Cnty, PA Indl Dev Auth
            Retirement Cmnty Rev Adult Cmntys
            Total Svcs Ser B                          5.625       11/15/12       1,557,825
   3,000    Montgomery Cnty, PA Indl Dev Auth
            Rev Res Recov (LOC: Banque
            Paribas)                                  7.500       01/01/12       3,143,580
     960    Montgomery Cnty, PA Indl Dev Auth
            Rev Wordsworth Academy                    7.750       09/01/24         987,600
     800    North Penn, PA Wtr Auth Rev
            (FGIC Insd)                               6.200       11/01/22         832,904
   1,000    North Penn, PA Wtr Auth Wtr Rev
            (Prerefunded @ 11/01/04)
            (FGIC Insd)                               6.875       11/01/19       1,132,050
   1,290    Northampton Twp, PA (FGIC Insd)           5.375       05/15/16       1,360,331
   1,000    Northeastern PA Hosp & Edl Auth
            College Rev Gtd Luzerne Cnty Cmnty
            College (Prerefunded @ 02/15/05)
            (AMBAC Insd)                              6.625       08/15/15       1,116,520
   2,095    Oil City, PA Towne Tower Proj
            (FHA Gtd)                                 6.750       05/01/20       2,225,152


                                              SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2001


PAR
AMOUNT                                                                          MARKET
(000)       DESCRIPTION                             COUPON       MATURITY       VALUE
            PENNSYLVANIA (CONTINUED)
$  3,000    Pennsylvania Econ Dev Fin Auth Res
            Recovery Rev Colver Proj Ser D            7.050%      12/01/10    $  3,142,770
   1,500    Pennsylvania Econ Dev Fin Auth Res
            Recovery Rev Colver Proj Ser D            7.125       12/01/15       1,569,885
   5,000    Pennsylvania Econ Dev Fin Auth Res
            Recovery Rev Northampton Generating
            Ser A                                     6.600       01/01/19       5,052,800
   4,000    Pennsylvania Hsg Fin Agy
            (Inverse Fltg) (a)                       11.394       10/01/23       4,160,000
   1,000    Pennsylvania Hsg Fin Agy Rental Hsg
            Rfdg (FNMA Collateralized)                6.500       07/01/23       1,029,360
   1,000    Pennsylvania Hsg Fin Agy Single
            Family Mtg Ser 40                         6.900       04/01/25       1,051,760
   2,450    Pennsylvania Hsg Fin Agy Single
            Family Mtg Ser 42                         6.850       04/01/25       2,580,217
   4,000    Pennsylvania St Ctfs Partn (FSA Insd)     6.250       05/01/16       4,092,200
   4,700    Pennsylvania St Higher Ed Assistance
            Agy Student Ln Rev Rfdg (Inverse Fltg)
            (AMBAC Insd) (a)                         10.889       09/01/26       5,728,125
   3,000    Pennsylvania St Higher Ed Fac Auth
            Rev UPMC Hlth Sys Ser A                   6.000       01/15/31       3,139,260
   2,500    Pennsylvania St Higher Edl Assistance
            Agy Student Ln Rev Ser B (Inverse Fltg)
            (MBIA Insd) (a)                          12.156       03/01/20       3,106,250
   4,000    Pennsylvania St Higher Edl Assistance
            Agy Student Ln Rev Ser C
            (AMBAC Insd)                              6.400       03/01/22       4,114,480
   1,200    Pennsylvania St Higher Edl Fac Auth
            College & Univ Rev Bryn Mawr
            College (MBIA Insd)                       5.625       12/01/27       1,247,232
   5,400    Pennsylvania St Higher Edl Fac Auth
            Rev Drexel Univ Rfdg (Prerefunded
            @ 05/01/03)                               6.375       05/01/17       5,628,258
   1,600    Pennsylvania St Higher Edl Univ of
            Scraton (AMBAC Insd)                      5.750       11/01/15       1,757,600
   1,365    Perkiomen Vy Sch Dist PA (FSA Insd)       5.500       03/01/15       1,463,976
   1,445    Perkiomen Vy Sch Dist PA (FSA Insd)       5.500       03/01/16       1,538,376
   2,000    Philadelphia, PA (FSA Insd)               5.250       09/15/13       2,134,400
   6,500    Philadelphia, PA (FSA Insd)               5.000       03/15/28       6,331,455
   1,000    Philadelphia, PA Auth Indl Dev
            Hlthcare Fac Rev Baptist Home of
            Philadelphia Ser A                        5.600       11/15/28         813,320


SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2001


PAR
AMOUNT                                                                          MARKET
(000)       DESCRIPTION                             COUPON       MATURITY       VALUE
            PENNSYLVANIA (CONTINUED)
$ 11,565    Philadelphia, PA Auth Indl Dev Lease
            Rev Ser A (MBIA Insd)                     5.375%      02/15/27    $ 11,725,175
   2,505    Philadelphia, PA Auth Indl Dev Rev
            Coml Dev Rfdg                             7.750       12/01/17       2,628,196
   3,000    Philadelphia, PA Gas Wks Rev Second
            Ser (FSA Insd)                            5.000       07/01/29       2,909,970
   3,000    Philadelphia, PA Gas Wks Rev Ser 14
            Rfdg (FSA Insd)                           6.250       07/01/08       3,234,450
   1,000    Philadelphia, PA Gas Wks Rev Third
            Sers (FSA Insd)                           5.500       08/01/15       1,070,940
   1,000    Philadelphia, PA Gas Wks Rev Third
            Sers (FSA Insd)                           5.500       08/01/16       1,061,990
   1,000    Philadelphia, PA Gas Wks Rev Third
            Sers (FSA Insd)                           5.500       08/01/17       1,053,930
   1,500    Philadelphia, PA Muni Auth Rev Muni
            Svcs Bldg Lease Cap Apprec
            (FSA Insd)                                *           03/15/08       1,153,140
   3,750    Philadelphia, PA Muni Auth Rev Muni
            Svcs Bldg Lease Cap Apprec
            (FSA Insd)                                *           03/15/11       2,467,912
   3,775    Philadelphia, PA Muni Auth Rev Muni
            Svcs Bldg Lease Cap Apprec
            (FSA Insd)                                *           03/15/12       2,343,143
   4,500    Philadelphia, PA Muni Auth Rev Muni
            Svcs Bldg Lease Cap Apprec
            (FSA Insd)                                *           03/15/13       2,630,115
   4,000    Philadelphia, PA Sch Dist Ser A
            (FSA Insd)                                5.750       02/01/12       4,466,560
   2,000    Philadelphia, PA Wtr & Wastewtr Rev
            Rfdg (MBIA Insd)                          5.625       06/15/08       2,212,500
   1,470    Pittsburgh, PA Urban Redev Auth Mtg
            Rev Ser C1                                6.800       10/01/25       1,525,037
   1,475    Pittsburgh, PA Urban Redev Auth Mtg
            Rev Ser D                                 6.250       10/01/17       1,529,118
   1,000    Scranton-Lackawanna, PA Hlth &
            Welfare Auth Rev Marian Cmnty Hosp
            Proj Rfdg                                 7.125       01/15/13         993,360
   1,630    Spring Ford Area Sch Dist, PA Ser A
            (FSA Insd)                                5.500       09/01/14       1,768,094
   1,720    Spring Ford Area Sch Dist, PA Ser A
            (FSA Insd)                                5.500       09/01/15       1,849,980


                                              SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
SEPTEMBER 30, 2001


PAR
AMOUNT                                                                          MARKET
(000)       DESCRIPTION                             COUPON       MATURITY       VALUE
            PENNSYLVANIA (CONTINUED)
$  1,210    State Pub Sch Bldg Auth PA College
            Rev Rfdg Montgomery Cnty Cmnty
            College Rfdg                              5.500%      05/01/13    $  1,339,652
   1,275    State Pub Sch Bldg Auth PA College
            Rev Rfdg Montgomery Cnty Cmnty
            College Rfdg                              5.500       05/01/14       1,408,773
   2,180    State Pub Sch Bldg Auth PA Sch Rev
            Burgettstown Sch Dist Ser D
            (Prerefunded @ 02/01/05) (MBIA
            Insd)                                     6.500       02/01/14       2,424,073
   2,000    Sto-Rox Sch Dist PA (MBIA Insd)           5.800       06/15/30       2,282,480
                                                                              ------------
                                                                               226,850,379
                                                                              ------------
            GUAM  0.4%
   1,000    Guam Arpt Auth Rev Ser B                  6.700       10/01/23       1,030,690
                                                                              ------------
TOTAL INVESTMENTS  97.7%
   (Cost $214,621,170)                                                         227,881,069
OTHER ASSETS IN EXCESS OF LIABILITIES  2.3%                                      5,252,736
                                                                              ------------
NET ASSETS  100.0%                                                            $233,133,805
                                                                              ============


  * ZERO COUPON BOND

(A) AN INVERSE FLOATING RATE SECURITY IS ONE WHERE THE COUPON IS INVERSELY INDEXED TO A SHORT-TERM FLOATING INTEREST RATE MULTIPLIED BY A SPECIFIC FACTOR. AS THE FLOATING RATE RISES, THE COUPON IS REDUCED. CONVERSELY, AS THE FLOATING RATE DECLINES, THE COUPON IS INCREASED. THE PRICE OF THESE SECURITIES MAY BE MORE VOLATILE THAN THE PRICE OF A COMPARABLE FIXED RATE SECURITY. THESE INSTRUMENTS ARE TYPICALLY USED BY THE FUND TO ENHANCE THE YIELD OF THE PORTFOLIO. ALL OF THE FUND'S PORTFOLIO HOLDINGS,INCLUDING DERIVATIVE INSTRUMENTS, ARE MARKED TO MARKET EACH DAY WITH THE CHANGE IN VALUE REFLECTED IN THE UNREALIZED APPRECIATION/DEPRECIATION. UPON DISPOSITION, A REALIZED GAIN OR LOSS IS RECOGNIZED ACCORDINGLY.

ACA--AMERICAN CAPITAL ACCESS
AMBAC--AMBAC INDEMNITY CORP.
ASSET GTY--ASSET GUARANTY INSURANCE CO.
FGIC--FINANCIAL GUARANTY INSURANCE CO.
FHA--FEDERAL HOUSING ADMINISTRATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA--FINANCIAL SECURITY ASSURANCE INC.
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
LOC--LETTER OF CREDIT
MBIA--MUNICIPAL BOND INVESTORS ASSURANCE CORP.SEE NOTES TO FINANCIAL STATEMENTS

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
SEPTEMBER 30, 2001

ASSETS:
Total Investments (Cost $214,621,170)                                                    $ 227,881,069
Receivables:
  Interest                                                                                   3,288,966
  Investments Sold                                                                           3,227,791
  Fund Shares Sold                                                                              48,279
Other                                                                                          122,164
                                                                                         -------------
    Total Assets                                                                           234,568,269
                                                                                         -------------
LIABILITIES:
Payables:

  Income Distributions                                                                         394,494
  Fund Shares Repurchased                                                                      236,503
  Custodian Bank                                                                               228,728
  Distributor and Affiliates                                                                   142,018
  Investment Advisory Fee                                                                      115,843
Trustees' Deferred Compensation and Retirement Plans                                           161,925
Accrued Expenses                                                                               154,953
                                                                                         -------------
    Total Liabilities                                                                        1,434,464
                                                                                         -------------
NET ASSETS                                                                               $ 233,133,805
                                                                                         =============

NET ASSETS CONSIST OF:

Capital (Par value of $.01 per share with an unlimited number of shares
  authorized)                                                                            $ 223,000,284
Net Unrealized Appreciation                                                                 13,259,899
Accumulated Undistributed Net Investment Income                                                804,320
Accumulated Net Realized Loss                                                               (3,930,698)
                                                                                         -------------
NET ASSETS                                                                               $ 233,133,805
                                                                                         =============

MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:

    Net asset value and redemption price per share (Based on net assets of $204,847,675 and 11,815,685 shares of beneficial interest issued
    and outstanding)                                                                     $       17.34
    Maximum sales charge (4.75%* of offering price)                                                .86
                                                                                         -------------
    Maximum offering price to public                                                     $       18.20
                                                                                         =============

  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $24,674,202 and 1,426,025 shares of beneficial interest issued
    and outstanding)                                                                     $       17.30
                                                                                         =============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $3,611,928 and 208,670 shares of beneficial interest issued
    and  outstanding)                                                                    $       17.31
                                                                                         =============

* ON SALES OF $100,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

                                               SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE YEAR ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME:
Interest                                                                                 $  14,294,345
                                                                                         -------------
EXPENSES:

Investment Advisory Fee                                                                      1,384,173
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $509,045, $252,341 and $32,765, respectively)                                             794,151
Shareholder Services                                                                           161,269
Legal                                                                                           40,641
Custody                                                                                         26,367
Other                                                                                          168,322
                                                                                         -------------
  Total Expenses                                                                             2,574,923
  Less Credits Earned on Cash Balances                                                          17,550
                                                                                         -------------
  Net Expenses                                                                               2,557,373
                                                                                         -------------
NET INVESTMENT INCOME                                                                    $  11,736,972
                                                                                         =============
REALIZED AND UNREALIZED GAIN/LOSS:

Net Realized Loss                                                                        $     (18,509)
                                                                                         -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                                                    5,113,594
  End of the Period                                                                         13,259,899
                                                                                         -------------
Net Unrealized Appreciation During the Period                                                8,146,305
                                                                                         -------------
NET REALIZED AND UNREALIZED GAIN                                                         $   8,127,796
                                                                                         =============
NET INCREASE IN NET ASSETS FROM OPERATIONS                                               $  19,864,768
                                                                                         =============

                                               SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets
FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000

                                                       YEAR ENDED                 YEAR ENDED
                                                   SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
                                                  ------------------          ------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net Investment Income                             $       11,736,972          $       12,176,758

Net Realized Loss                                            (18,509)                 (2,647,604)
Net Unrealized Appreciation/Depreciation
   During the Period                                       8,146,305                    (833,309)
                                                  ------------------          ------------------
Change in Net Assets from Operations                      19,864,768                   8,695,845
                                                  ------------------          ------------------
Distributions from and in Excess of Net
Investment Income:
   Class A Shares                                         (9,478,002)                (10,298,067)
   Class B Shares                                           (999,542)                 (1,822,457)
   Class C Shares                                           (131,063)                   (167,979)
                                                  ------------------          ------------------
Total Distributions                                      (10,608,607)                (12,288,503)
                                                  ------------------          ------------------
Net Change in Net Assets from Investment
   Activities                                              9,256,161                  (3,592,658)
                                                  ------------------          ------------------
FROM CAPITAL TRANSACTIONS:

Proceeds from Shares Sold                                 21,217,415                  28,762,933
Net Asset Value of Shares Issued Through
   Dividend Reinvestment                                   6,076,060                   6,887,936
Cost of Shares Repurchased                               (32,409,403)                (63,758,778)
                                                  ------------------          ------------------
NET CHANGE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                                           (5,115,928)                (28,107,909)
                                                  ------------------          ------------------
TOTAL INCREASE/DECREASE IN NET ASSETS                      4,140,233                 (31,700,567)
NET ASSETS:

Beginning of the Period                                  228,993,572                 260,694,139
                                                  ------------------          ------------------
End of the Period (Including accumulated
   undistributed net investment income of
   $804,320 and ($324,045), respectively)         $      233,133,805          $      228,993,572
                                                  ==================          ==================


                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                    THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                                                  NINE
CLASS A SHARES                                                                   MONTHS               YEAR ENDED
                                             YEAR ENDED SEPTEMBER 30,             ENDED              DECEMBER 31,
                                      ---------------------------------------- SEPTEMBER 30,  ------------------------
                                       2001          2000           1999           1998            1997          1996
                                      --------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $16.65        $16.86         $18.24         $18.04          $17.49        $17.74
                                      ------        ------         ------         ------          ------        ------
  Net Investment Income                  .89           .85            .89            .68             .93           .92
  Net Realized and Unrealized
    Gain/Loss                            .60          (.20)         (1.34)           .22             .53          (.26)
                                      ------        ------         ------         ------          ------        ------
Total from Investment
  Operations                            1.49           .65           (.45)           .90            1.46           .66
                                      ------        ------         ------         ------          ------        ------
  Less Distributions from and
    in Excess of Net Investment
    Income                               .80           .86            .93            .70             .91           .91
                                      ------        ------         ------         ------          ------        ------
NET ASSET VALUE, END
  OF THE PERIOD                       $17.34        $16.65         $16.86         $18.24          $18.04        $17.49
                                      ======        ======         ======         ======          ======        ======


Total Return*(a)                        9.12%         4.12%        -2.65%           5.08%**         8.59%         3.86%
Net Assets at End of
  the Period (In millions)            $204.8        $200.5         $205.4         $219.3          $223.9        $227.4
Ratio of Expenses to Average
  Net Assets*(b)                        1.02%         1.09%          1.04%          1.03%           1.04%         1.09%
Ratio of Net Investment
  Income to Average Net
  Assets*(b)                            5.18%         5.19%          5.03%          5.06%           5.27%         5.32%
Portfolio Turnover                        26%           18%            53%            29%**           46%           57%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                             N/A           N/A            N/A            N/A             N/A          1.09%
Ratio of Net Investment Income
  to Average Net Assets                  N/A           N/A            N/A            N/A             N/A          5.31%

** NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 4.75% OR CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO .25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE YEAR ENDED SEPTEMBER 30, 2000 AND 1999.

N/A=NOT APPLICABLE

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                    THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                                                  NINE
CLASS B SHARES                                                                   MONTHS               YEAR ENDED
                                             YEAR ENDED SEPTEMBER 30,             ENDED              DECEMBER 31,
                                      ---------------------------------------- SEPTEMBER 30,  ------------------------
                                       2001          2000           1999           1998            1997          1996
                                      --------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $16.63        $16.85         $18.23         $18.03          $17.48        $17.73
                                      ------        ------         ------         ------          ------        ------
  Net Investment Income                  .75           .70            .76            .58             .79           .79
  Net Realized and Unrealized
    Gain/Loss                            .60          (.18)         (1.34)           .22             .53          (.27)
                                      ------        ------         ------         ------          ------        ------
Total from Investment
  Operations                            1.35           .52           (.58)           .80            1.32           .52
                                      ------        ------         ------         ------          ------        ------
  Less Distributions from and in
    Excess of Net Investment
    Income                               .68           .74            .80            .60             .77           .77
                                      ------        ------         ------         ------          ------        ------
NET ASSET VALUE,
  END OF THE PERIOD                   $17.30        $16.63         $16.85         $18.23          $18.03        $17.48
                                      ======        ======         ======         ======          ======        ======


Total Return*(a)                        8.23%         3.26%        -3.37%           4.51%**         7.78%         3.07%
Net Assets at End of
  the Period (In millions)             $24.7         $25.3          $50.9          $53.5           $51.9         $48.4
Ratio of Expenses to Average
  Net Assets*(b)                        1.77          1.83%          1.80%          1.79%           1.79%         1.85%
Ratio of Net Investment
  Income to Average
  Net Assets*                           4.43%         4.46%          4.28%          4.28%           4.51%         4.56%
Portfolio Turnover                        26%           18%            53%            29%**           46%           57%


* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                             N/A           N/A            N/A            N/A             N/A          1.85%
Ratio of Net Investment Income
  to Average Net Assets                  N/A           N/A            N/A            N/A             N/A          4.55%

** NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 4%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE YEAR ENDED SEPTEMBER 30, 2000 AND 1999.

N/A=NOT APPLICABLE

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

                    THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                                                  NINE
CLASS C SHARES                                                                   MONTHS               YEAR ENDED
                                             YEAR ENDED SEPTEMBER 30,             ENDED              DECEMBER 31,
                                      ---------------------------------------- SEPTEMBER 30,  ------------------------
                                       2001          2000           1999           1998            1997          1996
                                      --------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                       $16.63        $16.85         $18.23         $18.03          $17.48        $17.73
                                      ------        ------         ------         ------          ------        ------
  Net Investment Income                  .76           .72            .76            .58             .80           .79
  Net Realized and Unrealized
    Gain/Loss                            .60          (.20)         (1.34)           .22             .52          (.27)
                                      ------        ------         ------         ------          ------        ------
Total from Investment
  Operations                            1.36           .52           (.58)           .80            1.32           .52
                                      ------        ------         ------         ------          ------        ------
  Less Distributions from and in
    Excess of Net Investment
    Income                               .68           .74            .80            .60             .78           .77
                                      ------        ------         ------         ------          ------        ------
NET ASSET VALUE,
  END OF THE PERIOD                   $17.31        $16.63         $16.85         $18.23          $18.03        $17.48
                                      ======        ======         ======         ======          ======        ======


Total Return*(a)                        8.29%         3.26%        -3.37%           4.51%**         7.78%         3.08%
Net Assets at End of the
  Period (In millions)                  $3.6          $3.2           $4.3           $3.3            $3.0          $3.4
Ratio of Expenses to Average
  Net Assets*(b)                        1.77%         1.84%          1.79%          1.79%           1.79%         1.85%
Ratio of Net Investment
  Income to Average
  Net Assets*                           4.43%         4.45%          4.27%          4.29%           4.52%         4.56%
Portfolio Turnover                        26%           18%            53%            29%**           46%           57%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                             N/A           N/A            N/A            N/A             N/A          1.85%
Ratio of Net Investment
  Income to Average Net Assets           N/A           N/A            N/A            N/A             N/A          4.55%

** NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE YEAR ENDED SEPTEMBER 30, 2000 AND 1999.

N/A=NOT APPLICABLE

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C Shares commenced on May 3, 1993, and August 13, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a separate account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2001, there were no when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premiums are amortized and original issue discounts are accreted over the expected

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2001

life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

     In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $165,617.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $3,720,183 which will expire between September 30, 2003 and September 30, 2009.

     Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

     At September 30, 2001, for federal income tax purposes, the cost of long-term investments is $214,621,170; the aggregate gross unrealized appreciation is $15,010,503 and the aggregate gross unrealized depreciation is $1,750,604, resulting in net unrealized appreciation on long-term investments of $13,259,899.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

     Due to the inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2001

F. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $17,550 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                               % PER ANNUM
First $500 million                                                        0.60%
Over $500 million                                                         0.50%

     For the year ended September 30, 2001, the Fund recognized expenses of approximately $8,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the fund. The Adviser allocates the cost of such services to each Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $65,600 representing Van Kampen Investment Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

     Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $112,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $104,800 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2001

3. CAPITAL TRANSACTIONS
At September 30, 2001, capital aggregated $191,935,911, $27,245,053 and
$3,819,320 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                      SHARES            VALUE
   Sales:
     Class A                                            942,870     $ 16,129,516
     Class B                                            255,555        4,351,576
     Class C                                             43,005          736,323
                                                      ---------     ------------
   Total Sales                                        1,241,430     $ 21,217,415
                                                      =========     ============

   Dividend Reinvestment:
     Class A                                            316,206     $  5,399,753
     Class B                                             35,246          600,821
     Class C                                              4,425           75,486
                                                      ---------     ------------
   Total Dividend Reinvestment                          355,877     $  6,076,060
                                                      =========     ============
   Repurchases:
     Class A                                         (1,485,067)    $(25,310,130)
     Class B                                           (388,677)      (6,613,697)
     Class C                                            (28,490)        (485,576)
                                                      ---------     ------------
   Total Repurchases                                 (1,902,234)    $(32,409,403)
                                                      =========     ============

    At September 30, 2000, capital aggregated $195,716,772, $28,906,353 and
$3,493,087 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                      SHARES            VALUE
   Sales:
     Class A                                          1,524,573     $ 24,763,709
     Class B                                            201,099        3,312,729
     Class C                                             41,610          686,495
                                                      ---------     ------------
   Total Sales                                        1,767,282     $ 28,762,933
                                                      =========     ============
   Dividend Reinvestment:
     Class A                                            349,015     $  5,745,371
     Class B                                             63,137        1,036,649
     Class C                                              6,445          105,916
                                                      ---------     ------------
   Total Dividend Reinvestment                          418,597     $  6,887,936
                                                      =========     ============
   Repurchases:
     Class A                                         (2,018,717)    $(33,249,107)
     Class B                                         (1,764,054)     (28,669,511)
     Class C                                           (112,446)      (1,840,160)
                                                      ---------     ------------
   Total Repurchases                                 (3,895,217)    $(63,758,778)
                                                      =========     ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2001

after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2001 and 2000, 202,342 and 1,106,976 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                        CONTINGENT DEFERRED SALES
                                                          CHARGE AS A PERCENTAGE
                                                             OF DOLLAR AMOUNT
                                                             SUBJECT TO CHARGE
                                                        --------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First                                                      4.00 %        1.00 %
Second                                                     3.75 %         None
Third                                                      3.50 %         None
Fourth                                                     2.50 %         None
Fifth                                                      1.50 %         None
Sixth                                                      1.00 %         None
Seventh and Thereafter                                       None         None

     For the year ended September 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $37,000 and CDSC on redeemed shares of approximately $43,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $58,509,233 and $63,549,938, respectively.

5. DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of

NOTES TO
FINANCIAL STATEMENTS
SEPTEMBER 30, 2001

shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended September 30, 2001, are payments retained by Van Kampen of approximately $218,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $21,100.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Pennsylvania Tax Free Income Fund

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Pennsylvania Tax Free Income Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 11, 1999 expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP

Chicago, Illinois
November 8, 2001

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN *
JACK E. NELSON
RICHARD F. POWERS, III *
PHILLIP B. ROONEY
WAYNE W. WHALEN * - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL
SKADDEN, ARPS, SLATE MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the fund during its taxable year ended September 30, 2001. The Fund designated 99.8% of the income distributions as a tax-exempt income distribution. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year.

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.


                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                   VAN KAMPEN
                                  INVESTMENTS

                         GENERATIONS OF EXPERIENCE(SM)



                    Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
                    58,358,558                                Member NASD/SIPC.
                    PATF ANR 11/01                             4525K01-AP-11/01